Exhibit 99.5

CONSENT

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of The Stanley Works (“Stanley”), and all amendments or supplements thereto (the “Registration Statement”), including by virtue of the filing of a Current Report on Form 8-K by Stanley with this consent as an exhibit (the “Form 8-K”), as a person who is to become a director of Stanley upon consummation of the Merger (as such term is defined in the Agreement and Plan of Merger dated as of November 2, 2009, among The Black & Decker Corporation, Stanley and Blue Jay Acquisition Corp.), and to the filing of this consent as an exhibit to the Form 8-K.

Date: February 26, 2010

	By:	/s/ Robert L. Ryan